Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

Supplement dated June 21, 2007, to the Prospectus dated February 1, 2007, as supplemented on April 5, 2007.

This supplement contains important information about the Funds referenced below (the "Funds").

Aggressive Allocation Fund

Conservative Allocation Fund

Growth Balanced Fund

Moderate Balanced Fund

Effective on or about September 15, 2007, Galen G. Blomster, CFA, will re-join Wells Capital Management Incorporated as a consultant and will resume co-portfolio management responsibilities and oversight for the Funds as he provided prior to his official retirement.

The following information was contained within the April 5, 2007, supplement and is included herewith for your convenience.

Aggressive Allocation Fund

Conservative Allocation Fund

Growth Balanced Fund

Moderate Balanced Fund

Effective April 25, 2007, Galen G. Blomster, CFA is retiring from Wells Capital Management Incorporated and will be temporarily removed as co-portfolio manager for the Funds. During this time, Jeffrey P. Mellas, Douglas R. Beath, Thomas C. Biwer, CFA, Christian L. Chan, CFA, and Andrew Owen, CFA, will continue to serve as co-portfolio managers for the Funds.

Effective on or about July 15, 2007, Galen G. Blomster, CFA, will re-join Wells Capital Management Incorporated as a consultant and will resume co-portfolio management responsibilities and oversight for the Funds as he provided prior to his official retirement.

K401067/P1310SP 6-07